Notes Payable (Outstanding Notes Payable) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Senior Debt - Term Loan	$ 6,023	$ 8,519
Senior Debt - Real Estate Loan	1,679	1,804
Subordinated Term Loan	8,659	8,500
Promissory Note Payable	1,075	0
Total	17,436	18,823
Less: Unamortized debt discount	(542)	(695)
Less: Current portion of notes payable, including current portion of unamortized debt discount	(1,925)	(9,734)
Notes payable, net of current portion	$ 14,969	$ 8,394